UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
_________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2019
________________________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	001-33278	20-5961564

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

Address of principal executive offices:	860 N. McCarthy Blvd., Suite 200, Milpitas, California 95035
Registrant’s telephone number, including area code:	(408) 941- 7100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $0.01 per share	AVNW	The Nasdaq Global Select Market

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.
VOTING RESULTS OF FISCAL YEAR 2019 ANNUAL MEETING OF STOCKHOLDERS
The fiscal year 2019 Annual Meeting of Stockholders of the Company was held on November 13, 2019. For more information about the proposals set forth below, please see the Company's definitive Proxy Statement filed with the SEC on September 27, 2019. A total of 4,269,026 (or approximately 80.1%) of the Company's shares issued, outstanding and entitled to vote at the fiscal year 2019 Annual Meeting of Stockholders were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the fiscal year 2019 Annual Meeting of Stockholders.
(1) Proposal 1 - Election of Directors: Election of four nominees to the Company's Board of Directors for a one-year term expiring at the fiscal year 2020 Annual Meeting of Stockholders, or until their successors are elected and qualified:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
John Mutch	3,042,716	267,199	45,604	913,507
Kenneth Kong	3,046,114	305,738	3,667	913,507
John J. Quicke	3,010,218	341,624	3,677	913,507
Dr. James C. Stoffel	3,042,978	309,804	2,737	913,507
Each nominee was elected by the Company's stockholders, as recommended by the Company's Board of Directors.
(2) Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm: Ratification of the Audit Committee's appointment of BDO USA, LLP as the Company's independent registered public accounting firm for fiscal year 2020:

For:	4,231,283
Against:	4,235
Abstain:	33,508

Proposal 2 was approved by the Company's stockholders, as recommended by the Company's Board of Directors.
(3) Proposal 3 - Advisory vote on named executive officer compensation. Approval of the advisory vote on named executive officer compensation:

For:	3,197,958
Against:	152,711
Abstain:	4,850
Broker Non-Votes:	913,507

Proposal 3 was approved by the Company's stockholders, as recommended by the Company's Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.
Date: November 14, 2019	By:	/s/ Walter Stanley Gallagher, Jr.
		Name:	Walter Stanley Gallagher, Jr.
		Title:	Interim Chief Executive Officer and President, Chief Operating Officer and Principal Financial Officer